Exhibit 99.3

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following Unaudited Pro Forma Balance Sheet as of September 30, 2006 and the Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2005 and the nine month period ended September 30, 2006 have been prepared to give effect to the acquisition by OMNI Energy Services Corp. (the “Company”) of Rig Tools, Inc. (“Rig Tools”) on November 1, 2006, and to assist investors and readers of our financial statements in understanding what our combined results could be on an annual or interim basis had the acquisitions of Rig Tools and Preheat, Inc. (“Preheat”) occurred on January 1, 2005 and what our balance sheet would be had the transaction occurred on September 30, 2006.

The pro forma financial statements give pro forma effect to (i) the acquisition of Rig Tools; and (ii) the acquisition of Preheat on February 14, 2006, as if the acquisitions had occurred on January 1, 2005. The financial information for Rig Tools has been combined in the pro forma financial statements to reflect the acquisition of the entity’s common stock from the selling shareholders.

The unaudited pro forma information is based upon available information and certain assumptions and adjustments, described in the accompanying notes, that the Company believes are reasonable in the circumstances. Pro forma adjustments are applied to the historical financial statements of the Company, Preheat and Rig Tools. The unaudited pro forma financial statements do not purport to represent what our financial condition or results of operations actually would have been if the events described above had occurred as of the dates indicated or what our results will be in future periods. The acquisitions of Preheat and Rig Tools are accounted for under the purchase method of accounting. The purchase price allocation, related to Rig Tools, among the assets acquired and the assignment of lives to the intangible assets are preliminary and subject to further evaluation, as the Company has not yet finalized its valuation and its allocation of the purchase price to the assets and liabilities acquired.

The pro forma financial statements should be read in conjunction with the Company’s historical consolidated financial statements and related notes thereto and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Annual Report on Form 10-K, for the year ended December 31, 2005.

OMNI Energy Services Corp.

Pro Forma Condensed Combined Balance Sheet

September 30, 2006

(in thousands)

(unaudited)

	OMNI	Rig Tools	Total	Pro Forma Adjustments	Total Pro Forma
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$14,758	$280	$15,038	$—	$15,038
Restricted cash	1,114	—	1,114	—	1,114
Trade receivables, net	16,589	2,796	19,385	—	19,385
Other receivables	305	29	334	—	334
Prepaid expenses and other current assets	4,618	26	4,644	—	4,644
Deferred tax asset	5,500	33	5,533	(33)	5,500
Parts and supplies inventory	3,800	—	3,800	—	3,800
Current assets of discontinued operations	183	—	183	—	183
Assets held for sale	108	—	108	—	108
Cash surrender value of life insurance	—	118	118	(118)	—

Total current assets	46,975	3,282	50,257	(151)	50,106

FIXED ASSETS
Property, plant and equipment	57,919	10,853	68,772	3,218	71,990
Accumulated depreciation	(27,652)	(6,245)	(33,897)	6,245	(27,652)

Total property, plant and equipment, net	30,267	4,608	34,875	9,463	44,338

OTHER ASSETS
Goodwill	3,288	—	3,288	—	3,288
Intangible assets, net	1,445	—	1,445	150	1,595
Licenses, permits and other intangible assets, net	4,265	—	4,265	—	4,265
Loan closing costs, net	3,164	—	3,164	—	3,164
Other assets	699	—	699	—	699

Total other assets	12,861	—	12,861	150	13,011

Total assets	$90,103	$7,890	$97,993	$9,462	$107,455

See Notes to Unaudited Pro Forma Financial Statements

OMNI Energy Services Corp.

Pro Forma Condensed Combined Balance Sheet—(Continued)

September 30, 2006

(in thousands)

(unaudited)

	OMNI	Rig Tools	Total	Pro Forma Adjustments	Total Pro Forma
LIABILITES & EQUITY

CURRENT LIABILITIES
Accounts payable	$7,287	$606	$7,893	$—	$7,893
Accrued expenses	2,934	283	3,217	—	3,217
Income taxes payable	—	391	391	(391)	—
Revolver	13,189	130	13,319	6,364	19,683
Current liabilities of discontinued operations	434	—	434	—	434
Notes payable—insurance notes	3,318	—	3,318	—	3,318
Notes payable and current maturities of long-term debt	3,796	658	4,454	(658)	3,796

Total current liabilities	30,958	2,068	33,026	5,315	38,341

LONG-TERM LIABILITIES
Notes payable	31,744	2,333	34,077	6,955	41,032
Other long-term liabilities – deferred taxes	—	804	804	(804)	—
Other long-term liabilities – officer loan	—	188	188	(188)	—
Less: notes payable and current portion of debt	(3,796)	(658)	(4,454)	658	(3,796)

Total long-term liabilities	27,948	2,667	30,615	6,621	37,236

Total liabilities	58,906	4,735	63,641	11,936	75,577

STOCKHOLDERS’ EQUITY
Preferred stock	1,162	—	1,162	—	1,162
Common stock	166	2	168	(2)	166
Additional paid in capital	80,859	—	80,859	681	81,540
Preferred stock dividends declared	128	—	128	—	128
Retained earnings	(51,118)	4,153	(46,965)	(4,153)	(51,118)

	31,197	4,155	35,352	(3,474)	31,878
Less: treasury stock	—	(1,000)	(1,000)	1,000	—

Total stockholders’ equity	31,197	3,155	34,352	(2,474)	31,878

Total liabilities and stockholders’ equity	$90,103	$7,890	$97,993	$9,462	$107,455

See Notes to Unaudited Pro Forma Financial Statements

OMNI Energy Services Corp.

Pro Forma Condensed Combined Statements of Operations

For the year ended December 31, 2005

(In thousands, except per share data)

(unaudited)

	OMNI	Preheat	Reclass. (a)	Pro Forma Adjustments	Pro Forma Consolidated OMNI
Operating revenues	$43,350	$20,692	$541	$—	$64,583

Operating expenses:
Direct costs	27,515	1,031	11,369	(749)	39,166
Depreciation and amortization	4,627	1,668	—	122	6,417
Operating expenses	—	15,325	(15,325)	—	—
General and administrative expenses	8,497	—	4,520	(1,038)	11,979
(Gain) loss on disposal of fixed assets	—	(20)	20	—	—

Total operating expenses	40,639	18,004	584	(1,665)	57,562

Operating income	2,711	2,688	(43)	1,665	7,021
Interest expense	(2,836)	(98)	—	(1,940)	(4,874)
Gain on debt extinguishment	758	—	—	—	758
Other income (expense), net	835	25	43	—	903

Income from continuing operations before income taxes	1,468	2,615	—	(275)	3,808
Income tax (expense) benefit	508	(1,019)	—	1,019	508

Income from continuing operations	1,976	1,596	—	744	4,316
Loss from discontinued operations	(3,978)	—	—	—	(3,978)
Loss on sale of discontinued operations assets	(2,271)	—	—	—	(2,271)

Net income (loss)	(4,273)	1,596	—	744	(1,933)
Dividends on preferred stock	(249)	—	—	—	(249)
Non-cash charge attributable to beneficial conversion feature of preferred stock	(745)	—	—	—	(745)

Net income (loss) available to common stockholders	$(5,267)	$1,596	$—	$744	$(2,927)

Basic income (loss) per share:
Income from continuing operations	$0.07				$0.23
Loss from discontinued operations	(0.30)				(0.28)
Loss on disposal of discontinued operations assets	(0.17)				(0.16)

Net loss available to common stockholders	$(0.40)				$(0.21)

Diluted income (loss) per share:
Income from continuing operations	$0.07				$0.23
Loss from discontinued operations	(0.29)				(0.27)
Loss on disposal of discontinued operations assets	(0.16)				(0.16)

Net loss available to common stockholders	$(0.38)				$(0.20)

Weighted average common shares outstanding:
Basic	13,251			900	14,151
Diluted	13,683			900	14,583

(a)	Reclassifications are presented to conform the presentation of Preheat’s audited amounts to OMNI’s classifications.
(b)	Reclassifications are presented to conform the presentation of Rig Tools’ audited amounts to OMNI’s classifications.

See Notes to Unaudited Pro Forma Financial Statements

OMNI Energy Services Corp.

Pro Forma Condensed Combined Statements of Operations (Continued)

For the year ended December 31, 2005

(In thousands, except per share data)

(unaudited)

	Pro Forma Consolidated OMNI	Rig Tools	Reclass. (b)	Pro Forma Adjustments	Total Pro Forma
Operating revenues	$64,583	$10,470	$—	$—	$75,053

Operating expenses:
Direct costs	39,166	3,045	3,320	(232)	45,299
Depreciation and amortization	6,417	—	1,070	461	7,948
Operating expenses	—	—	—	—	—
General and administrative expenses	11,979	6,428	(4,401)	(85)	13,921
(Gain) loss on disposal of fixed assets	—	—	—	—	—

Total operating expenses	57,562	9,473	(11)	144	67,168

Operating income	7,021	997	11	(144)	7,885
Interest expense	(4,874)	(176)	—	(1,825)	(6,875)
Gain on debt extinguishment	758	—	—	—	758
Other income (expense), net	903	41	(11)	—	933

Income from continuing operations before income taxes	3,808	862	—	(1,969)	2,701
Income tax (expense) benefit	508	(362)	—	362	508

Income from continuing operations	4,316	500	—	(1,607)	3,209
Loss from discontinued operations	(3,978)	—	—	—	(3,978)
Loss on sale of discontinued operations assets	(2,271)	—	—	—	(2,271)

Net income (loss)	(1,933)	500	—	(1,607)	(3,040)
Dividends on preferred stock	(249)	—	—	—	(249)
Non-cash charge attributable to beneficial conversion feature of preferred stock	(745)	—	—	—	(745)

Net income (loss) available to common stockholders	$(2,927)	$500	$—	$(1,607)	$(4,034)

Basic income (loss) per share:
Income from continuing operations	$0.23				$0.15
Loss from discontinued operations	(0.28)				(0.28)
Loss on disposal of discontinued operations assets	(0.16)				(0.16)

Net loss available to common stockholders	$(0.21)				$(0.29)

Diluted income (loss) per share:
Income from continuing operations	$0.23				$0.20
Loss from discontinued operations	(0.27)				(0.26)
Loss on disposal of discontinued operations assets	(0.16)				(0.15)

Net loss available to common stockholders	$(0.20)				$(0.21)

Weighted average common shares outstanding:
Basic	14,151			—	14,151
Diluted	14,583			500	15,083

(a)	Reclassifications are presented to conform the presentation of Preheat’s audited amounts to OMNI’s classifications.
(b)	Reclassifications are presented to conform the presentation of Rig Tools’ audited amounts to OMNI’s classifications.

See Notes to Unaudited Pro Forma Financial Statements

OMNI Energy Services Corp.

Pro Forma Condensed Combined Statements of Operations

For the nine months ended September 30, 2006

(In thousands, except per share data)

(unaudited)

	OMNI	Preheat (a)	Pro Forma Adjustments	Pro Forma Consolidated- OMNI	Rig Tools	Reclass. (b)	Pro Forma Adjustments	Total Pro Forma
Operating revenues	$72,779	$2,889	$—	$75,668	$10,206	$—	$—	$85,874

Operating expenses:
Direct costs	44,529	1,826	(60)	46,295	2,429	3,014	(80)	51,658
Depreciation and amortization	4,069	181	9	4,259	—	847	302	5,408
Operating expenses	—	—	—	—	—	—	—	—
General and administrative expenses	9,391	479	(20)	9,850	5,750	(3,861)	(80)	11,659

Total operating expenses	57,989	2,486	(71)	60,404	8,179	—	142	68,725

Operating income (loss)	14,790	403	71	15,264	2,027	—	(142)	17,149
Interest expense	(3,484)	(8)	(215)	(3,707)	(191)	—	(1,310)	(5,208)
Gain on debt extinguishment	15	—	—	15	—	—	—	15
Other income (expense), net	227	1	—	228	161	—	—	389

Income before income taxes	11,548	396	(144)	11,800	1,997	—	(1,452)	12,345
Income tax (expense) benefit	3,500	—	—	3,500	(774)	—	774	3,500

Net income	15,048	396	(144)	15,300	1,223	—	(678)	15,845
Dividends on preferred stock	(361)	—	—	(361)	—	—	—	(361)
Non-cash charge attributable to beneficial conversion feature on preferred stock	(335)	—	—	(335)	—	—	—	(335)

Net income available to common stockholders	$14,352	$396	$(144)	$14,604	$1,223	$—	$(678)	$15,149

Basic income per share	$0.89			$0.90				$0.94

Diluted income per share	$0.63			$0.63				$0.67

Weighted average common shares outstanding:
Basic	16,078			16,078			—	16,078
Diluted	23,997			23,997			500	24,497

(a)	Activities of Preheat from January 1, 2006 through February 13, 2006, the day before the effective date of the acquisition.
(b)	Reclassifications are presented to conform the presentation of Rig Tools’ reviewed amounts to OMNI’s classifications.

See Notes to Unaudited Pro Forma Financial Statements

NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

Basis of Presentation

The combination will be accounted for using purchase method of accounting and amounts paid in excess of the fair values of assets acquired and liabilities assumed are recorded as goodwill. The Unaudited Pro Forma Condensed Combined Statements of Operations for the periods presented are comprised of OMNI Energy Services Corp. and Subsidiaries (“OMNI”) and the acquisitions of Preheat and Rig Tools as if these acquisitions occurred on January 1, 2005. The Unaudited Pro Forma Combined Balance Sheet is comprised of OMNI and Rig Tools as if the acquisition occurred on September 30, 2006. Originally Preheat was acquired effective February 14, 2006 and the acquisition of Rig Tools was completed on November 1, 2006. Accordingly, the operations of Preheat for periods subsequent to February 14, 2006 are included within the operations of OMNI.

Total consideration for the purchase of Rig Tools is comprised of cash and debt in exchange for all of the outstanding common stock of Rig Tools. In addition, at the time of closing, Rig Tools was required to have on hand working capital in excess of $1.5 million. Working capital is defined as cash and accounts receivable less accounts payable. The following is a summary of the purchase price of Rig Tools (in thousands):

Cash paid at closing to selling stockholders	$10,000
Note payable to former stockholders	4,000

$14,000
Add: Assumption of long-term debt	2,333

$16,333

The allocation of the purchase price is based upon an assessment of the fair value of the assets and liabilities of Rig Tools at September 30, 2006 which is as follows (in thousands):

Current assets	$3,131
Fixed assets	14,070
Intangibles	150
Assumption of operating payables	(889)
Assumption of long term debt	(2,333)

$14,129

Management is in the process of completing an independent valuation study by a reputable third party valuation firm. Upon finalization of the allocation of the purchase price to the assets and liabilities acquired, goodwill may be adjusted but management does not expect such adjustment to be material.

Certain reclassifications have been made to the financial statements of Rig Tools to conform to OMNI’s method of presentation. The reclassifications had no effect on net income.

The following are footnotes to the Unaudited Pro Forma Condensed Balance Sheet as of September 30, 2006 (in thousands):

Allocation of purchase price to non-current assets

As a result of the acquisition, allocation of the purchase price to non-current assets is required. Based upon management’s estimates, the allocation to non-current assets requires the following pro forma adjustments:

Increase in goodwill	$541
Increase in fixed assets	3,218
Reduction of accumulated depreciation of Rig Tools	(6,245)

$(2,486)

Debt incurred as a result of the acquisition
As a result of the acquisition, it is anticipated that funds will be borrowed from various sources. Pro forma adjustments are required as follows:
Increase in long-term debt—Term A loan—acquisition component	$5,969
Increase in Revolver	4,031
Increase in long-term debt—convertible shareholder notes	4,000

$14,000

Reduction in Cash Surrender Value of Life Insurance
As a result of the acquisition, the selling shareholder was allowed to retain the cash surrender value of life insurance. A pro forma adjustment is required as follows:
Reduction in cash surrender value of life insurance	$(118)

Reduction in income taxes payable
By virtue of OMNI’s net operating loss carryforward, the income tax liability of Rig Tools would have been offset as of the beginning of the year. A pro forma adjustment is required as follows:
Reduction in income taxes payable	$(391)

Reduction in goodwill	$(391)

Payment of long-term debt of Rig Tools
Upon closing of the acquisition, OMNI will refinance Rig Tools’ long-term and short-term debt to financial institutions. A pro forma adjustment is required as follows:
Reduction in debt	$(2,333)

Increase in Revolver	$2,333

Reduction in Other long-term liabilities

As a result of the acquisition, the deferred income tax asset and liability included on the balance sheet of Rig Tools will be removed by virtue of the offset with OMNI’s net operating loss carryforward. A pro forma adjustment is required as follows:

Reduction in deferred tax asset	$(33)

Reduction in deferred income tax credit	$(804)

Beneficial Conversion feature of Convertible Shareholder Notes

As a result of the convertible feature of the shareholder notes, a beneficial conversion charge is required based upon the price of OMNI stock at the time the acquisition was completed ($9.36 per share) compared to the conversion price ($8.00 per share) which is recorded initially as a discount. A pro forma adjustment is required as follows:

Discount on long-term debt – convertible shareholder notes	$(681)

Increase in additional paid in capital	$681

Reduction in Officer Loan
As a result of the acquisition, the officer loan owed to Rig Tools was forgiven as a condition of the acquisition. A pro forma adjustment is required as follows:
Reduction in officer loan	$(188)

Reduction in Common Stock and Treasury Stock
As part of the acquisition, the common stock and treasury stock of Rig Tools will be eliminated. Pro forma adjustments are required as follows:
Decrease in common stock (at par)	$(2)
Decrease in treasury stock	(1,000)

$(1,002)

NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS—(Continued)

The following are footnotes to the Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2005 (in thousands):

PREHEAT

Direct costs
Reduction in direct costs following the acquisition (as follows):
Equipment rental expense—removal of rent related to pressure washers to be purchased that were previously rented	$(720)
Various minor costs to be eliminated following the acquisition	(29)	$(749)

Depreciation and amortization
Net increase in depreciation expense related to the acquisition of equipment with an estimated fair market value of $15,526 depreciated over various useful lives		$122

General and administrative expense
Reduction in general and administrative expenses following the acquisition (as follows):
Reduction in salaries paid to management and shareholders	$(752)
Reduction in expenses related to aircraft rental	(125)
Reduction in life insurance expense	(95)
Various minor costs to be eliminated following the acquisition	(66)	$(1,038)

Interest expense
Net increase in interest expense based upon a total borrowing of $20,086 to fund the acquisition of Preheat at interest rates ranging from 5% to 12.41%		$1,940

Income taxes
Reduction of income taxes incurred by Preheat which were based upon taxable income which would have been offset by OMNI’s net operating loss carryforward		$(1,019)

NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS—(Continued)

RIG TOOLS

Direct costs
Reduction in direct costs following the acquisition (as follows):
Equipment rental expense—removal of rent related to rental equipment purchased that was previously rented	$(117)
Various minor costs to be eliminated following the acquisition	(115)	$(232)

Depreciation and amortization
Net increase in depreciation expense related to the acquisition of equipment with an estimated fair market value of $14,070 depreciated over various useful lives	$446
Net increase in amortization expense related to the acquisition of intangibles amortized over ten years	15	$461

General and administrative expense
Reduction in general and administrative expenses following the acquisition (as follows):
Reduction in salaries paid to management and shareholders	$(42)
Various minor costs to be eliminated following the acquisition	(43)	$(85)

Interest expense
Net increase in interest expense based upon a total borrowing of $16,000 to fund the acquisition of Rig Tools at interest rates ranging from 5% to 10.9%	$1,229
Net increase in interest expense due to the accretion of the beneficial conversion charge related to the convertible shareholder debt issued	596	$1,825

Income taxes
Reduction of income taxes incurred by Rig Tools which were based upon taxable income which would have been offset by OMNI’s net operating loss carryforward		$(362)

The following are footnotes to the Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2006 (in thousands):

PREHEAT

Due to the fact that Preheat was purchased effective February 14, 2006, the following pro forma adjustments are for the period January 1, 2006 through February 14, 2006.

Direct costs
Reduction in direct costs following the acquisition (as follows):
Equipment rental expense—removal of rent related to pressure washers to be purchased in conjunction with the acquisition of Preheat	$(60)

Depreciation and amortization
Net increase in depreciation expense related to the acquisition of equipment with an estimated fair market value of $15,519 depreciated over various useful lives	$9

General and administrative expense
Reduction in general and administrative expenses following the acquisition (as follows):
Reduction in salaries paid to management and shareholders	$(20)

Interest expense
Net increase in interest expense based upon a total borrowing of $20,086 to fund the acquisition of Preheat at interest rates ranging from 5% to 12.41%	$215

RIG TOOLS

Direct costs
Reduction in direct costs following the acquisition (as follows):
Equipment rental expense—removal of rent related to rental equipment to be purchased in conjunction with the acquisition of Rig Tools	$(64)
Various minor costs to be eliminated following the acquisition	(16)	$(80)

Depreciation and amortization
Net increase in depreciation expense related to the acquisition of equipment with an estimated fair market value of $14,070 depreciated over various useful lives	$291
Net increase in amortization expense related to the acquisition of intangibles amortized over ten years	11	$302

General and administrative expense
Reduction in general and administrative expenses following the acquisition (as follows):
Reduction in salaries paid to management and shareholders	$(32)
Various minor costs to be eliminated following the acquisition	(48)	$(80)

Interest expense
Net increase in interest expense based upon a total borrowing of $16,000 to fund the acquisition of Rig Tools at interest rates ranging from 5% to 10.9%	$863
Net increase in interest expense due to the accretion of the beneficial conversion charge related to the convertible shareholder debt issued	$447	$1,310

Income taxes
Reduction of income taxes incurred by Rig Tools which were based upon taxable income which would have been offset by OMNI’s net operating loss carryforward		$(774)